Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of September 30, 2004, by and among Dorchester Minerals, L.P., a Delaware limited partnership (the "Company"), and the parties listed on Annex A hereto and each party to whom rights under this Agreement are assigned as permitted by Section 8 of this Agreement (each, a "Holder," and collectively, the "Holders");

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Agreement and Plan of Merger dated September 24, 2004 by and among the Company, Dorchester Minerals Acquisition LP and Bradley Royalty Partners, LLC, a Florida limited liability company (the "Merger Agreement"), the Company is obligated to enter into this Agreement in order to provide the Holders with certain registration rights regarding Registrable Securities;

     NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     The Company and the Holders covenant and agree as follows:

1.       Definitions.      For purposes of this Agreement:

(a) The term "Best Efforts" means a Person's reasonable best efforts without the incurrence of unreasonable expense.

(b)      The term "Commission" means the Securities and Exchange Commission.

(c) The term "Expenses" means all expenses incident to the Company's performance of or compliance with Section 2.1, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that "Expenses" shall not include underwriting discounts and commissions and the fees and disbursements of special counsel to the Holder or Holders.

(d) The term "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or government or agency or political subdivision thereof.

(e) The terms "register," "registered" and "registration" refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

(f) The term "Registrable Securities" means the Common Units received by a Holder pursuant to the Merger Agreement. As to any Registrable Security, once issued such security shall cease to be a Registrable Security upon the earliest to occur of the following events: (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) such Registrable Securities are eligible for sale to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act without being subject to the volume and manner of sale restrictions contained therein, or (iii) such Registrable Securities have been otherwise transferred by Holder and new certificates for such securities not bearing a legend restricting further transfer have been delivered by the Company or its transfer agent and the subsequent disposition of such securities do not require registration or qualification under the Securities Act or any similar state law then in force.

(g) The term "Securities Act" means the Securities Act of 1933, as amended, and the term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(h) Capitalized terms not defined herein have the meaning given to them in the Merger Agreement.

2.       Piggyback Registration.

2.1      Right to Include Registrable Securities.

(a) The holders of Registrable Securities are entitled to "piggyback" on a registration by the Company (i) for an offering of equity securities of the Company for cash (other than an offering relating solely to an employee benefit plan), (ii) requested by the Partnership GP and its affiliates pursuant to demand registration rights granted pursuant to the Partnership Agreement or (iii) requested by the Holders named in that certain Registration Rights Agreement dated January 31, 2003 (the "2003 Agreement") pursuant to demand registration rights granted pursuant to that agreement, provided that the Company or the party exercising the demand registration rights may, at any time, abandon or delay any such registration initiated by it and the Company may have to certain rights to postpone such registration requested by a party exercising demand registration rights; and provided further, that the right of the Holders to exercise rights under this Section 2.1 with respect to a "shelf" registration requested pursuant to the 2003 Agreement and to be made under Rule 415 of the Securities Act shall in all respects be subject to the prior written consent of (i) the parties to the 2003 Agreement and (ii) the Partnership GP and its affiliates. Upon request for such registration the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to register such securities and of such holders' rights under this
        Section 2.1. Upon the written request of any such holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the

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        intended method of disposition thereof), the Company
        will use its Best Efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the party exercising the demand registration rights or the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

(b) Priority in Piggyback Registration. If the proposed offering upon which the holders of Registrable Securities exercise their piggyback rights shall be an underwritten offering or a shelf registration under Rule 415 of the Securities Act, then, in the event that the managing underwriter or managing underwriters of such offering or the party or parties requesting such shelf registration advise the Company and the Holders electing to exercise piggyback rights in writing that in their opinion the inclusion of all of such Holder's Registrable Securities would adversely and materially affect the success of the offering, the securities that shall be included in such offering shall be, first, all securities proposed by the Company or parties exercising demand registration rights, as applicable, to be sold for its own account, second, in the event that any Person entitled to "piggyback" registration rights under the Partnership Agreement or the 2003 Agreement is not the party exercising demand registration rights or in the event of a Company registration described in Section 2.1(a)(i) and has requested to include securities, the securities to be so included, third, such Registrable Securities requested by the Holders to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included, and fourth, all other securities of the Company requested to be included in such registration pro rata on the basis of the number of such securities so proposed to be sold and so requested to be included.

2.2 Termination of Registration Rights. The Holders will have no rights to request registration under this Section 2 after September 30, 2006.

3.      Registration Procedures.

(a) The Company will furnish to each Holder requesting registration pursuant to this Agreement a copy of the requisite registration statement, each amendment and supplement to such registration statement and a reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus), as each such Holder may reasonably request in order to facilitate such Holder's disposition of its securities covered by such registration statement.

(b) The Company represents and covenants that any registration statement covering sales of Registrable Securities by a Holder pursuant to this Agreement will not contain

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

        an untrue statement of fact or omit to
        state any material fact required to be stated in the prospectus or that is necessary to make the statements in the prospectus, in light of the circumstances then existing, not misleading. The Company will notify the Holders requesting registration pursuant to this Agreement, at any time when a prospectus relating to the requisite registration statement is required to be delivered under the Securities Act (within the period that the Company is required to keep such registration statement effective), of the happening of any event as a result of which the prospectus included in the requisite registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated in the prospectus or that is necessary to make the statements in the prospectus, in light of the circumstances then existing, not misleading. The Company will prepare (and, as soon as reasonably practicable, file) a supplement or amendment to that prospectus so that, as thereafter delivered to the purchasers of those securities covered by such registration statement, that prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated in the prospectus or that is necessary to make the statements in the prospectus, in light of the circumstances then existing, not misleading. However, if the Board of Managers of the Company determines in its good faith judgment that filing any supplement or amendment to such registration statement to keep such registration statement available for use by such Holders for resales of the securities covered by such registration statement would require the Company to disclose material information that the Company has a bona fide business purpose for preserving as confidential, then, upon the Company's notice to each Holder (the "Suspension Notice"), the Company's obligation to supplement or amend such registration statement will be suspended. That suspension will remain in effect until the Company notifies such Holders in writing that the reasons for suspending those obligations no longer exist and the Company amends or supplements such registration statement as may be required. As soon as a Holder receives a Suspension Notice from the Company under this
        Section 3(b), that Holder will immediately discontinue disposing of securities covered by such registration statement until that Holder receives copies of the supplemented or amended prospectus referred to in this Section 3(b). At the Company's request, each Holder will deliver to the Company all copies of the prospectus covering such securities current at the time of that request.

(c) After receiving notice of any stop order issued or threatened by the Commission with respect to the requisite registration statement, the Company will use its Best Efforts to (i) advise the Holders and (ii) take all actions required to prevent the Commission from entering that stop order or and to remove it if it has been entered.

(d) The Company will use its Best Efforts to cause all securities included in the requisite registration statement to be listed, by the date of the first sale of such securities pursuant to such registration statement, on the principal securities exchange that the Company's Common Units are then listed on. The Company agrees to facilitate the delivery of the Registrable Securities upon any sale by a Holder pursuant to this Agreement. The Company agrees to enter into customary underwriting agreements (which may require representations, covenants or indemnification), cooperate in any due diligence conducted by underwriters, and deliver or cause to be delivered to the Holders and the underwriters, if any, any certificates, opinions or comfort letters customarily required.

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

(e) Each Holder will sell its Registrable Securities registered in accordance with Section 2 in compliance the prospectus delivery requirements under the Securities Act.

(f) The Company may require the Holders to furnish to the Company information regarding the Holders and the distribution of the securities covered by the requisite registration statement as the Company may from time to time request in writing. Each Holder represents and covenants that any such information provided by such Holder with respect to a registration statement covering Registrable Securities by such Holder pursuant to this Agreement will not contain an untrue statement of fact or omit to state any material fact required to be stated in the prospectus regarding the Holder or that is necessary to make the statements in the prospectus regarding the Holder, in light of the circumstances then existing, not misleading. Each Holder will (i) notify the Company as promptly as practicable of any inaccuracy or change in information that Holder previously furnished to the Company or of the occurrence of any event that would cause any prospectus relating to such securities to (A) contain an untrue statement of a material fact regarding that Holder or its resale of such securities or (B) omit to state any material fact regarding that Holder or its resale of such securities required to be stated in that prospectus or necessary to make the statements in that prospectus not misleading in light of the circumstances then existing and (ii) promptly furnish to the Company any additional information so that the prospectus will not contain, with respect to that Holder or its distribution of such securities, an untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in that prospectus, in light of the circumstances then existing, not misleading.

4. Expenses. Except as set forth in Section 6, the Company will pay all Expenses of the Holders in connection with any registration pursuant to
        Section 2 and the Holders shall pay any other expenses of Holders.

5.      Market-Standoff Agreement

(a) Market-Standoff Period; Agreement. In connection with the first follow-on offering of the Company's securities by the Company for cash and upon request of the Company or managing underwriter(s) of such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or the managing underwriter(s), as the case may be, for such period of time (not to exceed one hundred eighty (180 days) from the date of such request by the Company or the managing underwriter(s) and to execute an agreement reflecting the foregoing as may be requested by the managing underwriter(s) at the time of the Company's follow-on offering. The managing underwriter(s) are intended third party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions of this Section 5 as though they were a party hereto.

(b) Limitations. The obligations described in Section 5(a) shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act, and shall only be applicable to the Holders if all executive officers and managers of the general partner of the Partnership GP and holders of similar amounts of Company securities enter into similar agreements.

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

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder.

(d) Transferees Bound. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 6.

6. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

(e) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the officers and directors of the Holder, each Person that serves as an investment manager of the Holder with respect to the Registrable Securities and each other Person, if any, who controls the Holder within the meaning of
        Section 15 of the Securities Act (each, a "Holder Indemnified Party" and, collectively, the "Holder Indemnified Parties"), against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Holder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the registration statement and not corrected in the final prospectus, or contained in the final prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws asserted by a third party in connection with a registration statement under which Registrable Securities were registered under the Securities Act pursuant hereto; and will reimburse any such Holder Indemnified Party for any legal or other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or expense; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or omission or alleged untrue statement or omission which has been made in said registration statement, preliminary prospectus, prospectus or amendment or supplement or omitted therefrom in reliance upon and in conformity with information furnished in writing to the Company by the Holder specifically for use in the preparation thereof.

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


(f) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, the Partnership GP, the general partner of the Partnership GP and their respective officers and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (each, a "Company Indemnified Party" and collectively, the "Company Indemnified Parties"; a Holder Indemnified Party and Company Indemnified Party are sometimes referred to as an "Indemnified Party" and the Holder Indemnified Parties and the Company Indemnified Parties are sometimes collectively referred to as the "Indemnified Parties"), against any losses, claims, damages, liabilities or expenses, joint or several, to which any such Company Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the registration statement and not corrected in the final prospectus, or contained in the final prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement therein not misleading or (iii) any violation or alleged violation by the Company or the Holders of the Securities Act or the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws asserted by a third party in connection with a registration statement under which Registrable Securities were registered under the Securities Act pursuant hereto; and will reimburse any such Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or expense; provided that such Holder shall not be liable in any such case unless any such loss, claim, damage, liability or expense arises out of or is based upon any information furnished in writing to the Company by the Holder specifically for use in the preparation thereof.

(g)     Promptly after receipt by an Indemnified Party under this
        Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Party will, if a claim in respect thereof is to be made against the Company under this
        Section 6, notify the Company in writing of the commencement thereof and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Company, if representation of such Indemnified Party by the counsel retained by the Company would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to so notify the Company within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Company of any liability to the Indemnified Party under this
        Section 6, but the omission so to notify the Company will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 6.

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

(h) If the indemnification provided for in this Section 6 from an indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then an indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by an indemnifying party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of an indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of an indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, an indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall any selling Holder be required to contribute any amounts pursuant to this Section 6 in excess of the net proceeds received by such Holder in connection with such sale less any amounts paid by such Holder pursuant to the indemnification provisions of this Section 6. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Reports Under Exchange Act. With a view to making available to the Holder the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder; and

               (j) furnish to the Holder such information as may be reasonably requested in availing the Holder of any rule or regulation of the Commission that permits the sale of any securities without registration.

        Upon the written request of any Holder in connection with a proposed sale of Registrable Securities pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, the Company will deliver promptly to such Holder a written statement as to whether the Company has complied with the requirements of this Section 7(a).

8. Assignment of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned, in whole or in part, by any party listed on Annex A hereto without the prior written consent of the Company, provided that any party on Annex A hereto may assign its rights under this Agreement in whole or in part to another party listed on Annex A without the prior written consent of the Company.

9. Condition to the Obligation of the Parties. The effectiveness of this Agreement and the respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of the condition that the Combination shall have been consummated in accordance with the terms of the Combination Agreement.

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

10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed to have been duly given or made if (i) delivered personally, (b) expedited delivery service or (c) certified or registered mail, postage prepaid. Any such notice shall be deemed given upon its receipt at the following address:

                   If to any Holder, initially at

                           Bradley Resources Company
                           1151 SW 30th Street, Suite E
                           Palm City, Florida 34991-6938
                           Attention:  James R. McGoogan

         and thereafter at such other address, notice of which is given to the Company in accordance with this Section 10; and

                  If to the Company, initially at

                           Dorchester Minerals, L.P.
                           c/o Dorchester Minerals Management GP LLC
                           3738 Oak Lawn Avenue, Suite 300
                           Dallas, Texas  75219
                           Attention:  William Casey McManemin
                           Fax:  (214) 559-0301

        and thereafter at such other address, notice of which is given in accordance with this Section 10.

11. Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

12. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. No provision of this Agreement will be construed as the basis for any liability of the Company in connection with the Combination

        Agreement or any of the transactions contemplated thereby (other than the registration of the Registrable Securities pursuant to this Agreement).

13.     Governing Law; Jurisdiction.  THIS AGREEMENT WILL BE GOVERNED
        BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW REQUIRING THE APPLICATION OF THE LAW OF ANOTHER STATE, EXCEPT TO THE EXTENT THE DGCL EXPRESSLY APPLIES TO A PARTICULAR MATTER.

14. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (which may be generally or in a particular instance and either retroactively or prospectively) may not be given, except pursuant to a writing signed by the Company and the holders of at least a majority of the Registrable Securities.

                                    [Signatures Appear on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

              Company:

              DORCHESTER MINERALS, L.P.

              By:     Dorchester Minerals Management, L.P., its general partner

                      By: Dorchester Minerals Management GP LLC, its general partner



                               By: _______________________________
                                   Name: William Casey McManemin
                                   Title: Chief Executive Officer

                                    Holders:



                                    ANNEX A

                                LIST OF HOLDERS